Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kyle Udseth
Kyle Udseth
Date: May 23, 2022	Chief Executive Officer

/s/ Mark Fandrich
Mark Fandrich
Date: May 23, 2022	Chief Financial Officer